UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 11, 2016

Date of original Report (date of earliest event reported)

HealthTalk Live, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	333-189735	45-1994478
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1955 Baring Boulevard Sparks, NV 89434
(Address of principal executive offices)

(850) 329-5947

(Registrant's telephone number, including area code)

________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Report on Form 8-K filed by HealthTalk Live, Inc. on July 11, 2016 to clarify that on June 15, 2016 the Audit Committee selected and engaged KBL, LLC Certified Public Accountants and Advisors independent registered public accounting firm for the fiscal year ending March 31, 2016.

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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)     Dismissal of Independent Registered Accounting Firm

On June 15, 2016, the audit committee of the BOD of HealthTalk Live Inc (the "Company") dismissed Stein and Company, LLP ("S&C") as the Company's independent registered accounting firm effective as of June 15, 2016.

The audit reports of S&C on the financial statements of the Company as of and for the fiscal years ended March 31, 2015 and March 31, 2014 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company's two most recent fiscal years ended March 31, 2015 and March 31, 2014, there were no disagreements with S&C on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that, if not resolved to S&C satisfaction, would have caused S&C to make reference to the subject matter of the disagreement in their reports on the Company's financial statements for such years, and there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided S&C with a copy of this Current Report on Form 8-K/A prior to its filing with the Securities and Exchange Commission (the "SEC"), and requested that S&C furnish the Company with a letter addressed to the SEC stating whether or not S&C agrees with the statements made above. A copy of S&C letter, dated July 13, 2016, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)    Engagement of New Independent Registered Public Accounting Firm.

On June 15, 2016, the Audit Committee engaged KBL, LLP ("KBL") as the Company's independent registered public accounting firm for the year ending March 31, 2016.

During the two most recent fiscal years ended March 31, 2015 and March 31, 2014, neither the Company nor anyone on its behalf consulted KBL regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that KBL concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event", each as defined in Regulation S-K Item 304(a)(1)(v), respectively.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 16.1:	Letter from Stein & Company, LLP dated July 13, 2016 to the Securities and Exchange Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HealthTalk Live, Inc.

Date: July 13, 2016	By:	/s/ Johnie M. Yawn
Johnie M. Yawn
President

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